UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 3, 2016

O’REILLY AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)

Missouri	000-21318	27-4358837
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

233 South Patterson
Springfield, Missouri 65802
(Address of principal executive offices, Zip code)

(417) 862-6708
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders

O’Reilly Automotive, Inc. (the “Company”) held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”) on May 3, 2016. Of the 97,029,791 shares, entitled to vote at the Annual Meeting, 88,209,164 shares were present in person or by proxy. At the Annual Meeting, the shareholders were asked to vote on three Company proposals and two shareholder proposals. A brief description of each proposal, along with the outcome and tabulation of voting results is set forth below:

(a)
The individuals listed in the table below were elected as directors, to hold office until the annual meeting of the Company’s shareholders in 2017 and until his or her successor has been duly elected and qualified. The voting results for each such director are as follows:

	Number of Shares
Name of Nominee	Voted For	Voted Against	Abstain	Broker Non-Votes
David O'Reilly	75,038,556	5,002,532	41,525	8,126,551
Charles H. O'Reilly Jr.	70,351,536	9,689,401	41,676	8,126,551
Larry O'Reilly	70,377,166	9,664,237	41,210	8,126,551
Rosalie O'Reilly Wooten	70,397,065	9,645,022	40,526	8,126,551
Jay D. Burchfield	75,709,459	4,321,702	51,452	8,126,551
Thomas T. Hendrickson	79,043,009	932,644	106,960	8,126,551
Paul R. Lederer	75,721,743	4,309,081	51,789	8,126,551
John R. Murphy	78,057,453	1,969,828	55,332	8,126,551
Ronald Rashkow	78,326,333	1,700,058	56,222	8,126,551

(b)	The shareholders voted to approve, by a non-binding, advisory vote, the 2015 compensation of the Company’s Named Executive Officers (“NEOs”). The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
78,954,102	1,046,426	82,085	8,126,551

(c)	The shareholders voted to ratify the appointment of Ernst & Young LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2016. The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain
86,504,223	1,666,746	38,195

(d)
The shareholders voted to approve, by non-binding, advisory vote, the shareholder proposal to adopt a “proxy access” bylaw. The Company’s Board of Directors will take the shareholders’ advisory vote under careful consideration as they evaluate the structure and provisions of a proxy access bylaw amendment in the future. The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
52,799,205	26,989,151	294,257	8,126,551

(e)	The shareholders voted against the shareholder proposal to adopt an independent board chairman policy. The voting results are as follows:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
28,283,068	49,173,598	2,625,947	8,126,551

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2016	O’REILLY AUTOMOTIVE, INC.

	By:	/s/ Thomas McFall
Thomas McFall
Executive Vice President of Finance and Chief Financial Officer
(principal financial and accounting officer)